Exhibit 10.2

[***] = INFORMATION HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT ARCUS BIOSCIENCES, INC. TREATS AS PRIVATE OR CONFIDENTIAL

July 1, 2022

Arcus Biosciences, Inc.
3928 Point Eden Way

Hayward, CA 94545

Attention: General Counsel

Re: Collaboration on Gilead’s CD73 program

Dear Ladies and Gentlemen:

The letter agreement (“Letter Agreement”) makes reference to that certain Option, License and Collaboration Agreement (the “OLCA”), entered into as of May 27, 2020, as amended November 17, 2021, by and between Arcus Biosciences, Inc. (“Arcus”) and Gilead Sciences, Inc. (“Gilead”). Gilead and Arcus are referred to herein individually as a “Party” and collectively as “Parties.” Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the OLCA to the extent defined therein.

As of the Option Exercise Closing for the CD73 Program (the “Arcus CD73 Program”), Gilead and Arcus are and have been collaborating on, among other things, the Development of the Arcus CD73 Program pursuant to the OLCA. Separately, Gilead has been developing its own internal program Directed To CD73 (the “Gilead CD73 Program”), which, for clarity, has been developed by Gilead outside of the Arcus CD73 Program being Developed by the Parties under the OLCA. The Parties now desire to collaborate on the Gilead CD73 Program (and continue to collaborate on the Arcus CD73 Program) in order to advance the development of each Party’s compounds and products Directed To CD73 on the terms and conditions set forth herein, and the Parties hereby agree as follows:

1.
As of the date hereof, the Gilead CD73 Program shall be deemed an “Optioned Program” under the OLCA for all purposes, except as otherwise expressly set forth herein. The date hereof shall be deemed the date of Option Exercise Closing for the Gilead CD73 Program. For the avoidance of doubt, (a) the Parties’ collaboration with respect to the Gilead CD73 Program under the OLCA shall be separate and in addition to the Parties’ collaboration with respect to the Arcus CD73 Program under the OLCA and (b) the Gilead CD73 Program and the Arcus CD73 Program each constitutes a separate Optioned Program under the OLCA.
2.
Gilead shall be solely responsible, in its discretion and at its sole cost and expense, for conducting all Development activities with respect to the Gilead CD73 Program [***] on the lead Molecule included in such Gilead CD73 Program [***]. Upon reaching [***], Gilead shall not proceed with any clinical Development activities unless and until the JSC has approved initiation of further Development of the Gilead CD73 Program (“Clinical Initiation”), as further described below. Unless and until the JSC has approved the Clinical Initiation, Gilead shall not be obligated under

Section 4.2 of the OCLA to [***] to Develop and obtain Regulatory Approval for [***]. From and after the date on which the JSC approves the Clinical Initiation, Gilead shall [***] to Develop and obtain Regulatory Approval [***].
3.
The JSC shall have responsibility to review and approve Clinical Initiation. Any disputes at the JSC regarding such approval shall be resolved in accordance with Section 2.5(b)(ii)(C) of the OLCA; provided, however, that, [***].
4.
Upon the JSC’s approval of Clinical Initiation, Gilead will provide Arcus with all data and information that would be required to be included in a Qualifying Data Package for the Gilead CD73 Program to the extent then existing with respect to such Gilead CD73 Program (a “Gilead CD73 Data Package”). Arcus shall have the right to deliver to Gilead an Opt-Out Notice with respect to the Gilead CD73 Program during the period [***] (the “Arcus Review Period”). If Arcus delivers an Opt-Out Notice for the Gilead CD73 Program, the Parties will discuss, and if necessary, [***]. For the avoidance of doubt, if Arcus does not elect to opt-out of the Gilead CD73 Program by delivering an Opt-Out Notice prior to expiration of the Arcus Review Period, Arcus may not later exercise its opt-out right pursuant to Section 4.7 of the OLCA.
5.
If Arcus does not deliver to Gilead an Opt-Out Notice prior to expiration of the Arcus Review Period, from and after the expiration of the Arcus Review Period, the Parties will share the Research and Development Costs of the Gilead CD73 Program as an “Optioned Program” in accordance with the terms and conditions of the OLCA; provided, however, that (a) no Option Payment applies to the Gilead CD73 Program and (b) for purposes of Section 9.5 of the OLCA, the Gilead CD73 Program shall be deemed a Royalty [***] Program for purposes of determining the applicable royalty rates.

6.
Unless otherwise set forth in the applicable R&D Plan and Budget for the Gilead CD73 Program, Gilead shall [***], and Arcus shall [***] with respect to the Gilead CD73 Program. For clarity, [***].
7.
Gilead, on behalf of itself and its Affiliates, hereby grants to Arcus a non-exclusive, royalty-free, sublicensable (solely in accordance with Section 8.7(a)(ii) of the OLCA) license under the Gilead IP, Gilead Collaboration IP and Gilead’s interest in any Joint Collaboration IP, in each case, as necessary to perform (or have performed by permitted subcontractors hereunder) the activities assigned to Arcus under the OLCA or any Ancillary Agreement and Arcus Independent Activities in accordance with the terms of the OLCA or such Ancillary Agreement, in each case, with respect to the Gilead CD73 Program, Arcus CD73 Program and Adenosine Receptor Program.
a.
“Gilead IP’ means Gilead Background Know-How and Gilead Background Patents, in each case, to the extent Controlled by Gilead or its Affiliates.
b.
“Gilead Background Know-How” means, with respect to the Gilead CD73 Program, Information Controlled by Gilead as of the Effective Date or during the Term that is reasonably necessary or useful to Exploit any Optioned Molecule or Optioned Product included in the Gilead CD73 Program, the Arcus CD73 Program or the Adenosine Receptor Program, excluding any Collaboration Know-How.
c.
“Gilead Background Patents” means, with respect to the Gilead CD73 Program, Patents Controlled by Gilead as of the Effective Date or during the Term that (i) claim Gilead Background Know-How for the Gilead CD73 Program, the Arcus CD73 Program or the Adenosine Receptor Program or (ii) are otherwise reasonably necessary or useful to Exploit any Optioned Molecule or Optioned Product included in the Gilead CD73 Program, Arcus

CD73 Program or the Adenosine Receptor Program, excluding, in each case ((i) and (ii)), any Collaboration Patents.
8.
Furthermore, Gilead agrees that Arcus’s license to the Gilead IP, Gilead Collaboration IP and Gilead’s interest in any Joint Collaboration IP may be [***].
9.
Solely for purposes of the licenses and rights granted to Gilead with respect to the Arcus CD73 Program and Adenosine Receptor Program pursuant to Section 8.4 of the OLCA, the Arcus CD73 Program and Adenosine Receptor Program shall each be deemed to include the Gilead CD73 Program, such that Gilead may Exploit any Optioned Molecule or Optioned Product included in the Gilead CD73 Program within the scope of licenses and rights granted to Gilead in Section 8.4 of the OLCA with respect to the Arcus CD73 Program or Adenosine Receptor Program. Except as set forth in this Section 9 of this Letter Agreement, the Arcus CD73 Program, Adenosine Receptor Program and the Gilead CD73 Program shall be considered separate Optioned Programs.
10.
For avoidance of doubt, (a) Arcus may use any Gilead IP, Gilead Collaboration IP, Joint Collaboration IP and Gilead Confidential Information, in each case, in accordance with the licenses granted under this Letter Agreement with respect to the Gilead CD73 Program, to Exploit the Arcus CD73 Program and Adenosine Receptor Program and (b) Gilead may use any Arcus IP, Arcus Collaboration IP, Joint Collaboration IP and Arcus Confidential Information, in each case, pursuant to the licenses granted to Gilead pursuant to Section 8.4 of the OCLA with respect to the Arcus CD73 Program and Adenosine Receptor Program, to Exploit the Gilead CD73 Program. Upon request by a Party, the other Party will disclose and respond to reasonable requests regarding the use of intellectual property in these programs.
11.
Solely with respect to the Gilead CD73 Program:
a.
Section 9.5(b)(i) of the OLCA is revised as follows: “(i) [***];” and
b.
the first sentence of Section 9.5(c)(A) of the OLCA is revised as follows: “(A) [***].”
12.
In the event of any termination of the OLCA with respect to the Gilead CD73 Program (or any Optioned Product included therein, as applicable), notwithstanding Section 14.7(c)(i) of the OLCA, Arcus shall have the first right to continue the Gilead CD73 Program. Arcus will notify Gilead of its decision in writing within [***] days from the date of delivery by Gilead of notice of termination for the Gilead CD73 Program. If Arcus elects to continue the Gilead CD73 Program, the license granted by Gilead to Arcus under Section 14.7(c)(i) of the OLCA shall be [***]. The Transition Agreement entered into by the Parties with respect to the Gilead CD73 Program shall include [***] to Develop, obtain Regulatory Approval [***].

If Arcus does not elect to continue the Gilead CD73 Program, the Gilead CD73 Program shall not revert to Arcus pursuant to Section 14.7(c) of the OLCA and shall remain with Gilead subject to the terms and conditions of this paragraph. If Gilead subsequently (a) [***] or (b) [***] Gilead shall promptly notify Arcus in writing. If Gilead decides [***], the Parties will discuss and negotiate in good faith [***]. If Gilead decides [***] the Parties will discuss and negotiate in good faith [***]. If the Parties are unable to agree [***], then such matter shall be determined pursuant to Section 15.2(a) and Section 15.2(d) of the OLCA. For the avoidance of doubt, if the terminated Gilead CD73 Program is (i) [***] or (ii) [***], in each case of (i) or (ii), the Gilead CD73 Program shall continue to no longer be an Optioned Program.

13.
For purposes of the license granted by Gilead to Arcus under Section 14.7(c)(i) of the OLCA with respect to the Gilead CD73 Program:

a.
“Gilead Reversion Know-How” means any [***].
b.
“Gilead Reversion Patents” means [***].

For the avoidance of doubt, the licenses granted by Gilead to Arcus under Section 14.7(c)(i) of the OLCA with respect to the Arcus CD73 Program and Adenosine Receptor Program shall be royalty-free, fully paid and perpetual.

14.
The Parties acknowledge and agree that the Gilead CD73 Program is not now and has never been an Arcus Program and in no event shall the Gilead CD73 Program be deemed a current or former Arcus Program.

Except as expressly set forth in this Letter Agreement, the terms and conditions of the OLCA shall remain in full force and effect. This Letter Agreement shall be governed by all of the terms (except as amended by this Letter Agreement) of the OLCA, including, without limitation, Sections 15.1(a) and (b), 15.2(a), (c) and (e), 15.3 – 15.6, 17.2, 17.4, 17.5, 17.8 – 17.13 of the OLCA which are incorporated herein by reference (treating any reference to “Agreement” therein as a reference to “Letter Agreement” instead). This Letter Agreement, together with the OCLA, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings between the Parties existing as of the date hereof with respect to the subject matter hereof and thereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Letter Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized representative of each Party. This Letter Agreement may be executed by facsimile (including a PDF image delivered via e-mail) or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

Please confirm your acceptance of and agreement to the foregoing by providing your signature below and returning a fully-executed copy of this Letter Agreement.

[signature page follows]

Sincerely,

Gilead Sciences, Inc.

By: /s/ Devang Bhuva
Name: Devang Bhuva
Title: SVP, Corporate Development

Accepted and agreed:

Arcus Biosciences, Inc.

By: /s/ Juan Jaen
Name: Juan Jaen
Title: President

[Signature Page to Letter Agreement re Gilead CD73 Program]